EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of January 6, 2006, by and among VoIP, Inc., a Texas corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

      WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall subscribe to Four Million Five Hundred and Eighty-Five Thousand Eight Hundred and Sixty-Seven Dollars ($4,585,867) (the "Purchase Price") of promissory notes of the Company with an original discount of 12.121% ("Note" or "Notes") convertible into shares of the Company's common stock, $.001 par value (the "Common Stock") at a per share conversion price set forth in the Note ("Conversion Price"); and share purchase warrants (the "Warrants"), in the forms attached hereto as Exhibits A1 and A2, to purchase shares of Common Stock (the "Warrant Shares"). The Notes, shares of Common Stock issuable upon conversion of the Notes (the "Shares"), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities"; and

      WHEREAS, the aggregate proceeds of the sale of the Notes and the Warrants contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit B (the "Escrow Agreement").

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

      1. Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the "Closing Date" (as defined in Section 13(b) hereof), each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount designated on the signature page hereto and the amount of Warrants determined pursuant to Section 3 below. The aggregate principal amount of the Notes to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to the Purchase Price.

      2. Security Interest. The Subscribers will be granted a security interest in all the assets of the Company, including ownership of Subsidiaries as defined in Section 5(a) of this Agreement, and the assets of the Subsidiaries to be memorialized in "Security Agreements", forms of which are annexed hereto as Exhibit C1 and C2. The Company will execute such other agreements, documents and financing statements to be filed at the Company's expense with such jurisdictions, states and counties designated by the Subscribers. The Company will also execute all such documents reasonably necessary in the opinion of Subscriber to memorialize and further protect the security interest described herein. The Subscribers will appoint a Collateral Agent to represent them collectively in connection with the security interest to be granted in the assets of the Company and Subsidiaries. The appointment will be pursuant to a "Collateral Agent Agreement", a form of which is annexed hereto as Exhibit D.
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      3. Warrants.

            (a) Class A Warrants. On the Closing Date, the Company will issue and deliver Class A Warrants to the Subscribers. Fifty (50) Class A Warrants will be issued for each one hundred (100) Shares which would be issued on the Closing Date assuming the complete conversion of the Note on the Closing Date at the Conversion Price then in effect. The exercise price to acquire a Warrant Share upon exercise of a Class A Warrant shall be 110% of the average of the volume weighted average price (VWAP) of the Common Stock as reported by Bloomberg LP for the OTC Bulletin Board ("Bulletin Board") for the five trading days preceding the Closing Date, subject to reduction as described in the Class A Warrant. The Class A Warrants shall be exercisable until five years after the Closing Date.

            (b) Class B Warrants. On the Closing Date, the Company will issue and deliver Class B Warrants to the Subscribers. Fifty (50) Class B Warrants will be issued for each one hundred (100) Shares which would be issued on the Closing Date assuming the complete conversion of the Note on the Closing Date at the Conversion Price then in effect. The exercise price to acquire a Warrant Share upon exercise of a Class B Warrant shall be 120% of the average of the volume weighted average price (VWAP) of the Common Stock as reported by Bloomberg LP for the Bulletin Board for the five trading days preceding the Closing Date, subject to reduction as described in the Class B Warrant. The Class B Warrants shall be exercisable until the Registration Statement [defined in Section 11.1(iv)] has been effective for the public unrestricted resale of the Shares and Warrants for 365 days.

      4. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

            (a) Organization and Standing of the Subscribers. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

            (b) Authorization and Power. Each Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

            (c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber's charter documents or bylaws or other organizational documents or
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.


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

            (d) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended December 31, 2004 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). The Subscriber has had an opportunity to ask questions and receive answers from representatives of the Company. In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

            (e) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

            (f) Purchase of Notes and Warrants. On the Closing Date, the Subscriber will purchase the Notes, and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

            (g) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

            (h) Shares Legend. The Shares, and the Warrant Shares shall bear the following or similar legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VOIP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."


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

            (i) Warrants Legend. The Warrants shall bear the following or similar legend:

      "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VOIP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

            (j) Note Legend. The Note shall bear the following legend:

      "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VOIP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

            (k) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

            (l) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

            (m) Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.


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

            (n) No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (o) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

            (p) Restriction on Sales. From the time the Subscriber was made aware of the Offering (as defined in Section 8(c) hereof) until such time as the Offering is publicly announced, the Subscriber will not offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to the Common Stock.

            (q) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

      5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

            (a) Due Incorporation. The Company and each of its Subsidiaries is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, "Subsidiary" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. All the Company's Subsidiaries as of the Closing Date are set forth on Schedule 5(a) hereto.

            (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company has been duly authorized and validly issued and are fully paid and nonassessable.


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

            (c) Authority; Enforceability. This Agreement, the Note, the Warrants, the Escrow Agreement, Security Agreement and Collateral Agent Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

            (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the Subsidiaries of the Company except as described on Schedule 5(d).

            (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the Bulletin Board nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

            (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                  (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

                  (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein; or

                  (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or


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

                  (iv) result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

            (g) The Securities. The Securities upon issuance:

                  (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                  (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable or if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted);

                  (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

                  (iv) will not subject the holders thereof to personal liability by reason of being such holders; and

                  (v) assuming the representations warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

            (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports or in Schedule 5(h) hereto, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

            (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the 1934 Act and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

            (j) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

            (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.


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

            (l) Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

            (m) Defaults. The Company is not in violation of its articles of incorporation or bylaws. Except as described on Schedule 5(m), the Company is
(i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company's knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

            (n) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities, or which would impair the exemption relied upon in this Offering.

            (o) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

            (p) Listing. The Common Stock is quoted on the Bulletin Board. The Company has not received any oral or written notice that the Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that the Common Stock does not meet all requirements for the continuation of such quotation and the Company satisfies all the requirements for the continued quotation of the Common Stock on the Bulletin Board.

            (q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since December 31, 2004 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed on Schedule 5(q).

            (r) No Undisclosed Events or Circumstances. Since December 31, 2004, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.


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

            (s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d). Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

            (t) Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

            (u) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

            (v) DTC Status. The Company's transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.

            (w) Investment Company. Neither the Company nor any Affiliate is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (x) Volo Communications Inc. Representations. The Company represents that it has acquired and owns 100% of Volo Communications, Inc., a Delaware corporation ("Volo") and neither the Company nor Volo is in default of any of the terms and conditions in connection with the Company's acquisition, ownership and operation of Volo, including but not limited to any agreements with Volo. For purposes of this Agreement, Volo is a Subsidiary, as defined herein. The Company further represents that there are no modifications or amendments to the terms and conditions of the Acquisition Agreements and all agreements in relation to the Company's acquisitions of Volo as filed with the SEC on Form 8-K on June 6, 2005.

            (y) Subsidiary Representations. The Company makes each of the representations contained in Sections 5(a), (b), (d), (f), (h), (k), (m), (q) through (s), (u) and (w) of this Agreement, as same relate to each Subsidiary of the Company.

            (z) Company Predecessor. All representations made by or relating to the Company of a historical or prospective nature and all undertaking described in Sections 9(g) through 9(l) shall relate and refer to the Company, its predecessors, and the Subsidiaries.

            (aa) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.


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

            (bb) Employee Representations. The Company represents that there is currently in effect a valid employment agreement with Shavn Lewis, a copy of which is annexed hereto as Exhibit H, and that there are no disagreements nor defaults of any of the terms or provisions of the employment agreement. Furthermore, the Company undertakes to notify the Subscribers within three trading days of the Company becoming aware of any change to the employment agreement with Mr. Lewis, or any of the occurrence of any default by the Company or Mr. Lewis in connection with his employment by the Company.

            (cc) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

      6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit E. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the issuance and/or resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants pursuant to an effective registration statement.

      7. Conversion Rights.

      7.1 Conversion of Note.

            (a) Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares or are otherwise exempt from registration.

            (b) Subscriber will give notice of its decision to exercise its right to convert the Note, interest, any sum due to the Subscriber under the Transaction Documents including Liquidated Damages, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (such third day being the "Delivery Date"). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber and the Subscriber has complied with all applicable securities laws in connection with the sale of the Common Stock, including, without limitation, the prospectus delivery requirements. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber delivers the original Note to the Company. In the event that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

            (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 7.1 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, respectively after the Delivery Date or the Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Subscriber for late issuance of Shares in the form required pursuant to Section 7.1 hereof upon Conversion of the Note in the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount being converted of the corresponding Shares which are not timely delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

            (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

      7.2 Mandatory Redemption at Subscriber's Election. In the event the Company is prohibited from issuing Shares, or fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note or in this Agreement) that is not cured during any applicable cure period and an additional ten days thereafter, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber, at the Subscriber's election, a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 115%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a "Deemed Conversion Date") at the then Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the Principal Market for the period commencing on the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid interest thereon and any other sums arising and outstanding under the Transaction Documents ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding. Liquidated damages calculated pursuant to Section 7.1(c) hereof, that have been paid or accrued for the twenty day period prior to the actual receipt of the Mandatory Redemption Payment by the Subscriber shall be credited against the Mandatory Redemption Payment calculated pursuant to subsections (i) and (ii) above of this Section 7.2. In the event of a "Change in Control" (as defined below), the Subscriber may demand, and the Company shall pay, a Mandatory Redemption Payment equal to 115% of the outstanding principal amount of the Note designated by the Subscriber together with accrued but unpaid interest thereon and any other sums arising and outstanding under the Transaction Documents. For purposes of this Section 7.2, "Change in Control" shall mean (i) the Company no longer having a class of shares publicly tradable and listed on a Principal Market, (ii) the Company becoming a Subsidiary of another entity or merging into or with another entity, (iii) a majority of the board of directors of the Company as of the Closing Date no longer serving as directors of the Company except for the addition or replacement of up to six directors, other than due to natural causes, (iv) if the holders of the Company's Common Stock as of the Closing Date beneficially owning at any time after the Closing Date less than thirty-five percent of the Common stock owned by them on the Closing Date, or (v) the sale, lease, license or transfer of substantially all the assets of the Company or Subsidiaries.

            7.3 Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its Affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its Affiliates of more than 4.99% of the outstanding shares of common stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversions by the Subscriber may exceed 4.99%. The Subscriber may waive the conversion limitation described in this
Section 7.3, in whole or in part, or increase the permitted beneficial ownership amount upon and effective after 61 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

            7.4 Injunction Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof or exercise the Warrant in whole or in part, the Company may not refuse conversion or exercise based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of such Note or exercise of all or part of such Warrant shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the Note, or aggregate purchase price of the Warrant Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

            7.5 Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if after seven (7) business days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber was entitled to receive upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

      7.6 Adjustments. The Conversion Price, Warrant exercise price and amount of Shares issuable upon conversion of the Notes and exercise of the Warrants shall be equitably adjusted and as otherwise described in the Transaction Documents.

      7.7 Redemption. The Note shall not be redeemable or callable except as described in the Note. The Warrants shall not be callable or redeemable.

      8. Finder/Legal Fees.

            (a) Finder's Fee. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering except as described on Schedule 8(a) hereto.

            (b) Legal Fees. The Company shall pay to Grushko & Mittman, P.C., a fee of $30,000 (of which $10,000 has been paid) ("Legal Fees") as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Notes, and Warrants (the "Offering") and acting as Escrow Agent for the Offering. The Legal Fees will be payable on the Closing Date out of funds held pursuant to the Escrow Agreement. Grushko & Mittman, P.C. will be reimbursed at the Closing Date for all UCC search and filing fees.

      9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

            (a) Stop Orders. The Company will advise the Subscribers within two hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

            (b) Listing. The Company shall promptly secure the listing of the Shares and the Warrant Shares upon each national securities exchange, or electronic or automated quotation system upon which they are or become eligible for listing and shall maintain such listing so long as any Notes or Warrants are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

            (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

            (d) Filing Requirements. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (D) comply with all filing requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until three (3) years after the Closing Date. Until the earlier of the resale of the Shares, and Warrant Shares by each Subscriber or until three (3) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

            (e) Use of Proceeds. The proceeds of the Offering must be employed by the Company for the purposes set forth on Schedule 9(e) hereto. Except as set forth on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

            (f) Reservation. Prior to the Closing Date, the Company undertakes to reserve, pro rata, on behalf of each holder of a Note or Warrant, from its authorized but unissued common stock, a number of common shares equal to 120% of the amount of Common Stock necessary to allow each holder of a Note to be able to convert all such outstanding Notes and interest and reserve the amount of Warrant Shares issuable upon exercise of the Warrants. After the Reservation Approval (as described in Section 9(r) of this Agreement), the Company will reserve pro-rata on behalf of the Subscribers from its authorized but unissued Common Stock a number of common shares equal to 200% of the amount of Common Stock necessary to allow each holder of a Note to be able to convert all such outstanding Notes and interest and reserve the amount of Warrant Shares issuable upon exercise of the Warrants. Failure to have sufficient shares reserved pursuant to this Section 9(f) for three (3) consecutive business days or ten
(10) days in the aggregate shall be a material default of the Company's obligations under this Agreement and an Event of Default under the Note.

            (g) Taxes. From the date of this Agreement and until the sooner of
(i) three (3) years after the Closing Date, or (ii) until all the Shares, and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

            (h) Insurance. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Shares, and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer, and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

            (i) Books and Records. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Shares, and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

            (j) Governmental Authorities. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Shares, and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

            (k) Intellectual Property. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Shares, and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

            (l) Properties. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or (ii) until all the Shares, and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement (as defined in Section 11.1(iv) hereof) or pursuant to Rule 144, without regard to volume limitations, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

            (m) Confidentiality/Public Announcement. From the date of this Agreement and until the sooner of (i) three (3) years after the Closing Date, or
(ii) until all the Shares, and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K or the Registration Statement, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon five days prior notice to Subscriber. In any event and subject to the foregoing, the Company shall file a Form 8-K or make a public announcement describing the Offering not later than the first business day after the Closing Date. In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after the Closing. A form of the proposed Form 8-K or public announcement to be employed in connection with the Offering is annexed hereto as Exhibit F.

            (n) Further Registration Statements. Except for a registration statement filed on behalf of the Subscribers pursuant to Section 11 of this Agreement or in connection with the registration of the Common Stock described in Section 12(a)(vi), the Company will not file any registration statements or amend any already filed registration statement, including but not limited to Form S-8, with the Commission or with state regulatory authorities without the consent of the Subscriber until the sooner of (i) the Registration Statement shall have been current and available for use in connection with the resale of the Registrable Securities (as defined in Section 11.1(i) for a period of 60 days, or (ii) until all the Shares and Warrant Shares have been resold or transferred by the Subscribers pursuant to the Registration Statement or Rule 144, without regard to volume limitations. The Exclusion Period will be tolled during the pendency of an Event of Default as defined in the Note.

            (o) Blackout. The Company undertakes and covenants that until (i) the sooner of the Registration Statement shall have been current and available for use in connection with the resale of the Registrable Securities (as defined in Section 11.1(i) for a period of 180 days, or (ii) all the Shares and Warrant Shares have been resold or transferred by the Subscribers pursuant to the Registration Statement or Rule 144 without regard to volume limitation (the "Exclusion Period"), the Company will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current for a period twenty (20) or more days.

            (p) Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

            (q) Limited Standstill. The Company will deliver to the Subscribers on or before the Closing Date and enforce the provisions of irrevocable standstill agreements ("Limited Standstill Agreements") in the form annexed hereto as Exhibit G, with the parties identified on Schedule 9(q) hereto.

            (r) Shareholder Approval. The Company and Subscribers agree that until the Company obtains shareholder approval of an increase in the authorized Common Stock of the Company to not less than 250,000,000 Shares of Common Stock, files an amendment to the Company's Articles of Incorporation and reserve 200% of the amount of shares of Common Stock necessary to allow the conversion of the entire Note principal and interest that may accrue thereon and 100% of the Common Stock issuable upon exercise of all of the Warrants issued in connection with this Agreement (collectively such shares of Common Stock being the "Reserve Amount" and the shareholder approval, amendment and reservation being the "Reservation"), each Subscriber may not convert the Note nor exercise any Warrants in excess of each Subscriber's pro rata portion of 12,000,000 shares of Common Stock. Each Subscriber's pro rata portion is equal to the Note principal purchased by such Subscriber divided by the aggregate Note principal sold in the Offering. The Company undertakes to file a preliminary proxy statement for a meeting of the Company's shareholders relating to the Reservation with the Commission not later than January 5, 2006 ("Proxy Filing Date"). The Company covenants to use its best efforts to obtain the Reservation. Failure to file the preliminary proxy on or before the Proxy Filing Date or to obtain the Reservation (each a "Reservation Default") is an Event of Default under the Note for which liquidated damages will accrue at the rate of two percent (2%) for each thirty (30) days, or pro rata portion thereof during the pendency of such Reservation Default. Liquidated damages for a Reservation Default that accrues at the same time as a Non-Registration Event (as defined in Section 11.4 hereof) shall be limited to the greater of the amount of such damages which may accrue.

      10. Covenants of the Company and Subscriber Regarding Indemnification.

            (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

            (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

            (c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined herein).

            (d) The procedures set forth in Section 11.6 shall apply to the indemnification set forth in Sections 10(a) and 10(b) above.

      11. Registration.

      11.1 Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

            (a) On one occasion, for a period commencing one hundred and six
(106) days after the Closing Date, but not later than two (2) years after the Closing Date ("Request Date"), upon a written request therefor from any record holder or holders of more than 50% of the Shares issued and issuable upon conversion of the Notes and Warrant Shares actually issued upon exercise of the Warrants, the Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Shares issuable upon conversion of all sums due under the Notes and Warrant Shares issuable upon exercise of the Warrants and Finder's Warrants (collectively "Registrable Securities") which are the subject of such request for unrestricted public resale by the holder thereof. From the Closing Date until the Reservation (as defined in this Agreement), Registrable Securities shall mean 120% of the Shares issuable upon conversion of the Notes and exercise of the Warrants. Following the Reservation, Registrable Securities shall mean 200% of all Shares issuable upon conversion of the Notes and 100% of all Shares issuable upon exercise of the Warrants. For purposes of Sections 11.1(i) and 11.1(ii), Registrable Securities shall not include Securities (A) which are registered for resale in an effective registration statement, (B) included for registration in a pending registration statement, or (C) which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act. Upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten
(10) days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 11.1(i).

            (b) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller" or "Sellers"). In the event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 11.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 11.1(ii) without thereby incurring any liability to the Seller.

            (c) If, at the time any written request for registration is received by the Company pursuant to Section 11.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

            (d) The Company shall file with the Commission a Form SB-2 or Form S-3 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act) not later than thirty (30) days after the date of this Agreement (the "Filing Date"), and cause it to be declared effective not later than one hundred and five (105) days after the date of this Agreement (the "Effective Date"). The Company will register not less than a number of shares of Common Stock in the aforedescribed registration statement that is equal to 200% of the Shares issuable upon conversion of the Notes and all of the Warrant Shares issuable upon exercise of the Warrants. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each such Subscriber and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Without the written consent of the Subscriber, no securities of the Company other than the Registrable Securities will be included in the Registration Statement except as described on Schedule 11.1, hereto. It shall be deemed a Non-Registration Event if at any time after the date the Registration Statement is declared effective by the Commission the Company has registered for unrestricted resale on behalf of a Subscriber fewer than 125% of the amount of Common Shares issuable upon full conversion of all sums due under the Notes and 100% of the Warrant Shares issuable upon exercise of the Warrants.

      11.2 Registration Procedures. If and whenever the Company is required by the provisions of Section 11.1(i), 11.1(ii), or (iv) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

            (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 11, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Subscribers (by telecopier and by e-mail addresses provided by Subscribers) and Grushko & Mittman, P.C. (by telecopier and by email to Counslers@aol.com) on or before 3:00 PM EST on the next business day that the Company receives notice that (i) the Commission has no comments or no further comments on the Registration Statement, and (ii) the registration statement has been declared effective (failure to timely provide notice as required by this Section 11.2(a) shall be a material breach of the Company's obligation and an Event of Default as defined in the Notes and a Non-Registration Event as defined in Section 11.4 of this Agreement);

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of three (3) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

            (c) furnish to the Sellers, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

            (d) use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (f) notify the Subscribers within two hours of the Company's becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Shares; and

            (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

      11.3 Provision of Documents. In connection with each registration described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

      11.4 Non-Registration Events. The Company and the Subscribers agree that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 11.1(i) or 11.1(ii) is not filed within 60 days after written request and declared effective by the Commission within 120 days after such request, and maintained in the manner and within the time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if
(A) the Registration Statement is not filed on or before the Filing Date, (B) is not declared effective on or before the Effective Date, (C) the Registration Statement is not declared effective within three (3) business days after receipt by the Company or its attorneys of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, (D) if the registration statement described in Sections 11.1(i) or 11.1(ii) is not filed within 60 days after such written request, or is not declared effective within 120 days after such written request, or (E) any registration statement described in Sections 11.1(i), 11.1(ii) or 11.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded within fifteen (15) business days by an effective replacement or amended registration statement) for a period of time which shall exceed 20 days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (A) through (E) of this Section 11.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to one and one-half percent (1.5%) for each thirty (30) days or part thereof, thereafter of the Purchase Price of the Notes remaining unconverted and purchase price of Shares issued upon conversion of the Notes owned of record by such holder which are subject to such Non-Registration Event. The Company must pay the Liquidated Damages in cash. The Liquidated Damages must be paid within ten (10) days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed. All oral or written comments received from the Commission relating to the Registration Statement must be satisfactorily responded to within ten (10) business days after receipt of comments from the Commission. Failure to timely respond to Commission comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the holders of Registrable Securities at the same rate set forth above. Notwithstanding the foregoing, the Company shall not be liable to the Subscriber under this Section 11.4 for any events or delays occurring as a consequence of the acts or omissions of the Subscribers contrary to the obligations undertaken by Subscribers in this Agreement.

      11.5 Expenses. All expenses incurred by the Company in complying with
Section 11, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fee of one counsel for all Sellers are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of one counsel to the Seller, are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

      11.6 Indemnification and Contribution.

            (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

            (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      11.7 Delivery of Unlegended Shares.

            (a) Within three (3) business days (such third business day being the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Shares, or Warrant Shares have been sold pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(h) above, reissuable pursuant to any effective and current Registration Statement described in Section 11 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "Unlegended Shares"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted certificates, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Seller.

            (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

            (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.7 for an aggregate of thirty
(30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares, and Warrant Shares subject to such default at a price per share equal to 115% of the purchase price or value described in Section 12(e) hereof, of such Shares, and Warrant Shares ("Unlegended Redemption Amount"). The amount of the aforedescribed liquidated damages that have accrued or been paid for the twenty day period prior to the receipt by the Subscriber of the Unlegended Redemption Amount shall be credited against the Unlegended Redemption Amount. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

            (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

            (e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.7 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

      12. Right of First Refusal.

            (a) Until the Registration Statement has been effective for the public unrestricted resale of the Registrable Securities for 365 days, the Subscribers shall be given not less than seven (7) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) as a result of the exercise of options or warrants or conversion of convertible Notes or amounts which are granted, issued or accrue pursuant to this Agreement, (ii) as has been described in the Reports or Other Written Information filed with the Commission not later than three business days prior to the Closing Date, or delivered to the Subscribers prior to the Closing Date, (iii) full or partial consideration in connection with a strategic merger, consolidation or purchase of substantially all of the securities or assets of corporation or other entity,
(iv) the Company's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) the Company's issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to the

Company's stock option plans and employee stock purchase plans as they now exist, provided such options are granted with exercise prices at least equal to the closing price of the Common Stock on the grant dates, which copies of such plans have been delivered to the Subscribers, and (vi) Common Stock or instruments convertible or exchangeable for Common Stock, provided the issue price (or conversions, exchanges, or exercise prices, whichever is applicable) of such Common stock or other instrument is not less than 150% of the Conversion Price in effect at all times (collectively the foregoing are "Excepted Issuances"). The Subscribers who exercise their rights pursuant to this Section 12(a) shall have the right during the seven (7) business days following receipt of the notice to purchase in the aggregate all such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Notes in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the seven (7) business days following the notice of modification, whichever is longer, to exercise such right.

            (b) Offering Restrictions. Other than the Excepted Issuances, until the Actual Effective Date and during the pendency of an Event of Default, or when any compensatory or liquidated damages are accruing or are outstanding, the Company will not enter into an agreement to nor issue any equity, convertible debt or other securities convertible into common stock or equity of the Company nor modify any of the foregoing which may be outstanding at anytime, without the prior written consent of the Subscriber, which consent may be withheld for any reason. For so long as 40% of the Notes and/or Common Stock issued and issuable upon conversion of the Notes is held by the Subscribers or their permitted assigns, the Company will not enter into any equity line of credit or similar agreement, nor issue or agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.

            (c) Favored Nations Provision. Except for the Excepted Issuances, for so long as 20% of the Note principal, Warrants or Common Stock issued and issuable upon conversion of the Notes or Warrants is held by the Subscribers or their permitted assigned is outstanding, the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in respect of the Shares, or if less than the Warrant exercise price in respect of the Warrant Shares, without the consent of each Subscriber holding Notes, Shares, Warrants, or Warrant Shares, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber so that the average per share purchase price of the shares of Common Stock issued to the Subscriber (of only the Common Stock or Warrant Shares still owned by the Subscriber) is equal to such other lower price per share and the Conversion Price and Warrant Exercise Price shall automatically be reduced to such other lower price per share. The average Purchase Price of the Shares and average exercise price in relation to the Warrant Shares shall be calculated separately for the Shares and Warrant Shares. The foregoing calculation and issuance shall be made separately for Shares received upon Note conversion and separately for Warrant Shares. The delivery to the Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. The Subscriber is granted the registration rights described in Section 11 hereof in relation to such additional shares of Common Stock except that the Filing Date and Effective Date vis-a-vis such additional common shares shall be, respectively, the thirtieth (30th) and sixtieth (60th) date after the closing date giving rise to the requirement to issue the additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or Warrant exercise price in effect upon such issuance. Additionally, if the Company shall offer, issue or agree to issue any of the aforementioned services to any person, firm or corporation at terms deemed by Subscriber to be more favorable to the other investor than the terms or conditions of this Offering, then Subscriber is granted the right to modify any such term or condition of the Offering to be the same as any such term or condition of any subsequent offering. The rights of the Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement, the Note, any Transaction Document, and any other agreement referred to or entered into in connection herewith.

            (d) Option Plan Restrictions. The only officer, director and employee stock option or stock incentive plan currently in effect or contemplated by the Company has been submitted to the Subscribers or is described with Reports. No other plan except substantially similar plans for the benefit of only directors or full time employees will be adopted nor may any options or equity not included in such plans be issued until after the Exclusion Period.

            (e) Paid In Kind. The Subscriber may demand that some or all of the sums payable to the Subscriber pursuant to Sections 7.1(c), 7.2, 7.5, 11.4, 11.7(c), 11.7(d) and 11.7(e) that are not paid within ten business days of the required payment date be paid in shares of Common Stock valued at the Conversion Price in effect at the time Subscriber makes such demand or, at the Subscriber's election, at such other valuation described in the Transaction Documents. In addition to any other rights granted to the Subscriber herein, the Subscriber is also granted the registration rights set forth in Section 11.1(ii) hereof in relation to such shares of Common Stock and the Common Stock issuable pursuant to this Section 12(e). For purposes only of determining any liquidated damages pursuant to the Transaction Documents, the entire Purchase Price shall be allocated to the Notes and none to the Warrants; and the Warrant Shares shall be valued at the actual exercise price thereof.

            (f) Maximum Exercise of Rights. In the event the exercise of the rights described in Sections 12(a), 12(c) and 12(e) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section
7.3 of this Agreement, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

      13. Miscellaneous.

            (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: VoIP, Inc., 12330 SW53 Street, Suite 712, Cooper City Florida 33330, Attn: Steven Ivester, President and CEO, telecopier: (954) 434-2877, with a copy by telecopier only to: Ronald
L. Brown, Esq., Andrews Kurth LLP, 1717 Main Street, Suite 3700, Dallas, Texas 75201, telecopier: (214) 659-4819, and (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

            (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. Each of the Closing Date and Closing Date is referred to as a "Closing Date".

            (c) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

            (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

            (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

            (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

            (g) Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

            (h) As used in the Agreement, "consent of the Subscribers" or similar language means the consent of holders of not less than 80% of the total of the Shares issued and issuable upon conversion of outstanding Notes owned by Subscribers on the date consent is requested.

            (i) No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all the parties to the Transaction Documents.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        VOIP, INC.
                                        a Texas corporation

                                        By: /s/ B. Michael Adler
                                            ------------------------------------
                                              Name:
                                              Title:

                                        Dated: January 6, 2006

-------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE           PAYMENT          CLASS A        CLASS B
                                     PRICE              AFTER            WARRANTS       WARRANTS
                                                        ORIGINAL
                                                        ISSUE
                                                        DISCOUNT
-------------------------------------------------------------------------------------------------
BRISTOL INVESTMENT FUND, LTD.        $910,346.00        $800,000.00
Caledonian House, Jennett Street
George Town, Grand Cayman
Cayman Islands
Fax: (310) 696-0334

/s/ Paul Kessler
------------------------------
(Signature)
By:  Paul Kessler
-------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        VOIP, INC.
                                        a Texas corporation

                                        By: /s/ B. Michael Adler
                                            ------------------------------------
                                                Name:
                                                Title:

                                        Dated: January 6, 2006

-------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE           PAYMENT          CLASS A        CLASS B
                                     PRICE              AFTER            WARRANTS       WARRANTS
                                                        ORIGINAL
                                                        ISSUE
                                                        DISCOUNT
-------------------------------------------------------------------------------------------------
ELLIS INTERNATIONAL LTD.             $1,024,139.00      $900,000.00
53rd Street Urbanizacion Obarrio
Swiss Tower, 16th Floor, Panama
Republic of Panama
Fax: (516) 887-8990

/s/ Ellis International, Ltd.
--------------------------------
(Signature)
By: Ellis International Ltd.
-------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        VOIP, INC.
                                        a Texas corporation

                                        By: /s/ B. Michael Adler
                                            ------------------------------------
                                                 Name:
                                                 Title:

                                        Dated: January 6, 2006

-------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE           PAYMENT          CLASS A        CLASS B
                                     PRICE              AFTER            WARRANTS       WARRANTS
                                                        ORIGINAL
                                                        ISSUE
                                                        DISCOUNT
-------------------------------------------------------------------------------------------------
ALPHA CAPITAL                        $910,346.00        $800,000.00
AKTIENGESELLSCHAFT
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196

/s/ Konrad Ackermann
---------------------------
(Signature)
By: Konrad Ackermann
-------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        VOIP, INC.
                                        a Texas corporation

                                        By: /s/ B. Michael Adler
                                            ------------------------------------
                                                 Name:
                                                 Title:

                                        Dated: January 6, 2006

-------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE           PAYMENT          CLASS A        CLASS B
                                     PRICE              AFTER            WARRANTS       WARRANTS
                                                        ORIGINAL
                                                        ISSUE
                                                        DISCOUNT
-------------------------------------------------------------------------------------------------
WHALEHAVEN CAPITAL FUND              $1,137,932.00      $1,000,000.00
LIMITED
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08
Fax: (441) 292-1373

/s/ Evan Schemenauer
-----------------------------
(Signature)
By:  Evan Schemenauer
-------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        VOIP, INC.
                                        a Texas corporation

                                        By: /s/ B. Michael Adler
                                            ------------------------------------
                                                 Name:
                                                 Title:

                                        Dated: January 6, 2006

-------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE           PAYMENT          CLASS A        CLASS B
                                     PRICE              AFTER            WARRANTS       WARRANTS
                                                        ORIGINAL
                                                        ISSUE
                                                        DISCOUNT
-------------------------------------------------------------------------------------------------
PLATINUM LONG TERM GROWTH            $284,483.00        $250,000.00
II INC.
152 West 57th Street
New York, New York 10019
Attn: Mark Nordlicht
Fax: (212)

/s/ Mark Nordlicht
--------------------------
(Signature)
By:  Mark Nordlicht
-------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        VOIP, INC.
                                        a Texas corporation

                                        By: /s/ B. Michael Adler
                                            ------------------------------------
                                                 Name:
                                                 Title:

                                        Dated: January 6, 2006

-------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE           PAYMENT          CLASS A        CLASS B
                                     PRICE              AFTER            WARRANTS       WARRANTS
                                                        ORIGINAL
                                                        ISSUE
                                                        DISCOUNT
-------------------------------------------------------------------------------------------------
CHESTNUT RIDGE PARTNERS LP           $284,483.00        $250,000.00
50 Tice Boulevard
Woodcliff Lake, NJ 07677
Attn: Kenneth Pasternak, Managing
Member
Fax: (201) 802-9450

/s/ Kenneth Holt
----------------------------
(Signature)
By:  Kenneth Holt, CFO
-------------------------------------------------------------------------------------------------

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        VOIP, INC.
                                        a Texas corporation

                                        By: /s/ B. Michael Adler
                                            ------------------------------------
                                                 Name:
                                                 Title:

                                        Dated: January 6, 2006

-------------------------------------------------------------------------------------------------
SUBSCRIBER                           PURCHASE           PAYMENT          CLASS A        CLASS B
                                     PRICE              AFTER            WARRANTS       WARRANTS
                                                        ORIGINAL
                                                        ISSUE
                                                        DISCOUNT
-------------------------------------------------------------------------------------------------
GRUSHKO & MITTMAN, P.C.              $34,138.00         $30,000.00
551 Fifth Avenue, Suite 1601
New York, NY 10176
Fax: (212) 697-3575

/s/ Barbara Mittman
-----------------------------
(Signature)
By:  Barbara Mittman
-------------------------------------------------------------------------------------------------

                         LIST OF EXHIBITS AND SCHEDULES

         Exhibit A1                 Form of Class A Warrant

         Exhibit A2                 Form of Class B Warrant

         Exhibit B                  Escrow Agreement

         Exhibit C1                 Security Agreement (Company)

         Exhibit C2                 Security Agreement (Subsidiary)

         Exhibit D                  Collateral Agent Agreement

         Exhibit E                  Form of Legal Opinion

         Exhibit F                  Form of Public Announcement or Form 8-K

         Exhibit G                  Form of Limited Standstill Agreement

         Exhibit H                  Employment Agreement

         Schedule 5(a)              Subsidiaries

         Schedule 5(d)              Additional Issuances / Capitalization

         Schedule 5(h)              Litigation

         Schedule 5(m)              Defaults

         Schedule 5(q)              Undisclosed Liabilities

         Schedule 8(a)              Finder

         Schedule 9(e)              Use of Proceeds

         Schedule 9(q)              Providers of Limited Standstill Agreements

         Schedule 11.1              Other Securities to be Registered

                                   EXHIBIT A-1
                                   -----------


                             FORM OF CLASS A WARRANT
                             -----------------------


                        See Exhibit 10.3 to this Form 8-K

                                  EXHIBIT A- 2
                                  ------------



                             FORM OF CLASS B WARRANT
                             -----------------------



                        See Exhibit 10.4 to this Form 8-K
                        ---------------------------------

                                    EXHIBIT B
                                    ---------


                         FORM OF FUNDS ESCROW AGREEMENT
                         ------------------------------


      This Agreement is dated as of the 6th day of January, 2006 among VoIP, Inc., a Texas corporation (the "Company"), the parties identified on Schedule A hereto (each a "Subscriber", and collectively "Subscribers"), and Grushko & Mittman, P.C. (the "Escrow Agent"):

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, the Company and Subscribers have entered into a Subscription Agreement calling for the sale by the Company to the Subscriber of secured Promissory Notes and Warrants for an aggregate purchase price of up to $4,585,867; and

      WHEREAS, the parties hereto require the Company to deliver the Notes and Warrants against payment therefor, with such Notes, Warrants and the Escrowed Funds to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

      WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

      NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

      1.1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given to such terms in the Subscription Agreement. Whenever used in this Agreement, the following terms shall have the following respective meanings:

            (a) "Agreement" means this Agreement and all amendments made hereto and thereto by written agreement between the parties;

            (b) "Closing Date" shall have the meaning set forth in Section 1 of the Subscription Agreement;

            (c) "Collateral Agent Agreement" shall have the meaning set forth in
Section 2 of the Subscription Agreement;

            (d) "Escrowed Payment" means an aggregate cash payment of up to $4,030,000;

            (e) "Finder" shall have the meaning set forth in Section 8(a) of the Subscription Agreement;

            (f) "Finder's Fee" shall have the meaning set forth in Section 8(a) of the Subscription Agreement;

            (g) "Finder's Warrants" shall have the meaning set forth in Section 8(a) of the Subscription Agreement;

            (h) "Guaranty" shall have the meaning set forth in Section 2 of the Subscription Agreement;

            (i) "Legal Fees" shall have the meaning set forth in Section 8(b) of the Subscription Agreement;

            (j) "Legal Opinion" means the original signed legal opinion referred to in Section 6 of the Subscription Agreement;

            (k) "Notes" shall have the meaning set forth in Section 1(a) of the Subscription Agreement;

            (l) "Purchase Price" shall mean up to $4,585,867;

            (m) "Security Agreement" shall have the meaning set forth in Section 2 of the Subscription Agreement and shall refer to the Security Agreements to be executed by the Company and include the certificates evidencing ownership of the Subsidiaries as described on Annex 1 to the Security Agreement;

            (n) "Subscription Agreement" means the Subscription Agreement (and the exhibits thereto) entered into or to be entered into by the parties in reference to the sale and purchase of the Notes and Warrants;

            (o) "Warrants" " shall have the meaning set forth in Section 3 of the Subscription Agreement;

            (p) Collectively, the executed Subscription Agreement, Notes, Warrants, Finder's Fees, Finder's Warrants, Legal Opinion, Security Agreement, Guaranty and Collateral Agent Agreement are referred to as "Company Documents"; and

            (q) Collectively, the Escrowed Payment and the executed Subscription Agreement are referred to as "Subscriber Documents".

      1.2. Entire Agreement. This Agreement along with the Company Documents and the Subscriber Documents constitute the entire agreement between the parties hereto pertaining to the Company Documents and Subscriber Documents and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement, the Company Documents and the Subscriber Documents.

      1.3. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

      1.4. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

      1.5. Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

      1.6. Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

      1.7. Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 1.6 hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                                   ARTICLE II

                         DELIVERIES TO THE ESCROW AGENT

      2.1. Company Deliveries. On or before the Closing Date, the Company shall deliver the Company Documents to the Escrow Agent.

      2.2. Subscriber Deliveries. On or before the Closing Date, each Subscriber shall deliver to the Escrow Agent such Subscriber's portion of the Purchase Price and the executed Subscription Agreement. The Escrowed Payment will be delivered pursuant to the following wire transfer instructions:

                                 Citibank, N.A.
                                 1155 6th Avenue
                             New York, NY 10036, USA
                             ABA Number: 0210-00089
              For Credit to: Grushko & Mittman, IOLA Trust Account
                            Account Number: 45208884

      2.3. Intention to Create Escrow Over Company Documents and Subscriber Documents. The Subscriber and Company intend that the Company Documents and Subscriber Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

      2.4. Escrow Agent to Deliver Company Documents and Subscriber Documents. The Escrow Agent shall hold and release the Company Documents and Subscriber Documents only in accordance with the terms and conditions of this Agreement.

                                   ARTICLE III

              RELEASE OF COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS

      3.1. Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Subscriber Documents as follows:

            (a) On the Closing Date, the Escrow Agent will simultaneously release the Company Documents to the Subscriber and release the Subscription Agreement and the Purchase Price to the Company except that (i) the Legal Fees will be released to the Subscriber's attorneys; (ii) the Finder's Fee and Finder's Warrants will be released to the Finder, and (iii) the original Security Agreements, Collateral Agent Agreement and Guaranty will be released to the Collateral Agent.

            (b) All funds to be delivered to the Company shall be delivered pursuant to the wire instructions to be provided in writing by the Company to the Escrow Agent.

            (c) Notwithstanding the above, upon receipt by the Escrow Agent of joint written instructions ("Joint Instructions") signed by the Company and the Subscriber, it shall deliver the Company Documents and Subscriber Documents in accordance with the terms of the Joint Instructions.

            (d) Notwithstanding the above, upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "Court Order"), the Escrow Agent shall deliver the Company Documents and Subscriber Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

      3.2. Acknowledgement of Company and Subscriber; Disputes. The Company and the Subscriber acknowledge that the only terms and conditions upon which the Company Documents and Subscriber Documents are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Subscriber reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Subscriber Documents. Any dispute with respect to the release of the Company Documents and Subscriber Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company and Subscriber.

                                   ARTICLE IV

                           CONCERNING THE ESCROW AGENT

      4.1. Duties and Responsibilities of the Escrow Agent. The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

            (a) The Subscriber and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Subscriber or Company is entitled to receipt of the Company Documents and Subscriber Documents pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person believed by the Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

            (b) The Subscriber and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Subscriber and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Subscriber and Company under this Agreement and to no other person.

            (c) The Subscriber and Company jointly and severally agree to reimburse the Escrow Agent for outside counsel fees, to the extent authorized hereunder and incurred in connection with the performance of its duties and responsibilities hereunder.

            (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Subscriber and the Company. Prior to the effective date of the resignation as specified in such notice, the Subscriber and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Subscriber Documents to a substitute Escrow Agent selected by the Subscriber and Company. If no successor Escrow Agent is named by the Subscriber and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Subscriber Documents with the clerk of any such court.

            (e) The Escrow Agent does not have and will not have any interest in the Company Documents and Subscriber Documents, but is serving only as escrow agent, having only possession thereof. The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

            (f) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

            (g) The Escrow Agent shall be permitted to act as counsel for the Subscriber in any dispute as to the disposition of the Company Documents and Subscriber Documents, in any other dispute between the Subscriber and Company, whether or not the Escrow Agent is then holding the Company Documents and Subscriber Documents and continues to act as the Escrow Agent hereunder.

            (h) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

      4.2. Dispute Resolution: Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

            (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Subscriber Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Subscriber Documents pending receipt of a Joint Instruction from the Subscriber and Company, or (ii) deposit the Company Documents and Subscriber Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Subscriber and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Subscriber Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

            (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Subscriber and Company or to any other person, firm, corporation or entity by reason of such compliance.

                                    ARTICLE V

                                 GENERAL MATTERS

      5.1. Termination. This escrow shall terminate upon the release of all of the Company Documents and Subscriber Documents or at any time upon the agreement in writing of the Subscriber and Company.

      5.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(a) If to the Company, to:

                           VoIP, Inc.
                           12330 SW53 Street, Suite 712
                           Cooper City Florida 33330
                           Attn: Steven Ivester, President and CEO
                           Fax: (954) 434-2877

    With a copy by telecopier only to:

                           Ronald L. Brown, Esq.
                           Andrews Kurth  LLP
                           717 Main Street, Suite 3700
                           Dallas, Texas 75201
                           Fax: (214) 659-4819

(b) If to the Subscriber, to: the addresses and fax numbers listed on Schedule A hereto.

(c) If to the Finder, to:

                           MZM Capital Management
                           920 E. Colorado Boulevard, Suite 115
                           Pasadena, CA 91106
                           Attn: Michael Magat
                           Fax: (626) 602-3806

(d) If to the Escrow Agent, to:

                           Grushko & Mittman, P.C.
                           551 Fifth Avenue, Suite 1601
                           New York, New York 10176
                           Fax: 212-697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

      5.3. Interest. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith. In the event the Escrowed Payment is deposited in an interest bearing account, the Subscriber shall be entitled to receive any accrued interest thereon, but only if the Escrow Agent receives from the Subscriber the Subscriber's United States taxpayer identification number and other requested information and forms.

      5.4. Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

      5.5. Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      5.6. Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

      5.7. Agreement. Each of the undersigned states that he has read the foregoing Funds Escrow Agreement and understands and agrees to it.



                                         VOIP, INC.
                                         the "Company"


                                         By:
                                             -----------------------------------



--------------------------------------       -----------------------------------
BRISTOL INVESTMENT FUND, LTD.                ELLIS INTERNATIONAL LTD.
"Subscriber"                                 "Subscriber"


---------------------------------------      -----------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT             WHALEHAVEN CAPITAL FUND LIMITED
 "Subscriber"                                "Subscriber"


---------------------------------------      -----------------------------------
PLATINUM LONG TERM GROWTH II INC.            CHESTNUT RIDGE PARTNERS LP
"Subscriber"                                 "Subscriber"


---------------------------------------
GRUSHKO & MITTMAN, P.C.
"Subscriber"

                                             ESCROW AGENT:


                                             -----------------------------------
                                             GRUSHKO & MITTMAN, P.C.

                      SCHEDULE A TO FUNDS ESCROW AGREEMENT
                      ------------------------------------

---------------------------------------------------- -------------------- ------------------- ------------------- -----------------
SUBSCRIBER                                             NOTE PRINCIPAL      ESCROWED PAYMENT    CLASS A WARRANTS    CLASS B WARRANTS
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

ALPHA CAPITAL AKTIENGESELLSCHAFT                       $910,346.00          $800,000.00              344,306             344,306
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

BRISTOL INVESTMENT FUND, LTD.                          $910,346.00          $800,000.00              344,306             344,306
Caledonian House, Jennett Street
George Town, Grand Cayman
Cayman Islands
Fax: (310) 696-0334
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

WHALEHAVEN CAPITAL FUND LIMITED                      $1,137,932.00        $1,000,000.00              430,383             430,383
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08
Fax: (441) 292-1373
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

ELLIS INTERNATIONAL LTD.                             $1,024,139.00          $900,000.00              387,345             387,345
53rd Street Urbanizacion Obarrio
Swiss Tower, 16th Floor, Panama
Republic of Panama
Fax: (516) 887-8990
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

PLATINUM LONG TERM GROWTH II INC.                      $284,483.00          $250,000.00              107,596             107,596
152 West 57th Street
New York, New York 10019
Attn: Mark Nordlicht
Fax: (212)
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

CHESTNUT RIDGE PARTNERS LP                             $284,483.00          $250,000.00              107,596             107,596
50 Tice Boulevard
Woodcliff Lake, NJ 07677
Attn: Kenneth Pasternak, Managing Member
Fax: (201) 802-9450
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

GRUSHKO & MITTMAN, P.C.                                 $34,138.00           $30,000.00               12,911              12,911
551 Fifth Avenue, Suite 1601
New York, NY 10176
Fax: (212) 697-3575
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

TOTAL                                                $4,585,867.00        $4,030,000.00
---------------------------------------------------- -------------------- ------------------- ------------------- -----------------

                                   EXHIBIT C-1
                                   -----------

                          SECURITY AGREEMENT (COMPANY)
                          ----------------------------

                        See Exhibit 10.7 to this Form 8-K

                                   EXHIBIT C-2
                                   -----------

                         SECURITY AGREEMENT (SUBSIDIARY)
                         -------------------------------

                        See Exhibit 10.8 to this Form 8-K

                                    EXHIBIT D
                                    ---------

                           COLLATERAL AGENT AGREEMENT
                           --------------------------

      COLLATERAL AGENT AGREEMENT (this "Agreement") dated as of January 6, 2006, among Barbara R. Mittman (the "Collateral Agent"), and the parties identified on Schedule A hereto (each, individually, a "Lender" and collectively, the "Lenders"), who hold or will acquire convertible promissory notes issued and to be issued by VoIP, Inc. ("Debtor"), a Texas corporation, at about or prior to the date of this Agreement as described in the Security Agreements referred to in Section 1(a) below (collectively herein the "Notes").

      WHEREAS, the Lenders have made, are making and will be making loans to Debtor to be secured by certain collateral; and

      WHEREAS, it is desirable to provide for the orderly administration of such collateral by requiring each Lender to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such collateral, all upon the terms and subject to the conditions hereinafter set forth; and

      WHEREAS, it is desirable to allocate the enforcement of certain rights of the Lenders under the Notes for the orderly administration thereof.

      NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

      1. Collateral.

            (a) Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Lenders, (i) the Collateral Agent has or will have entered into a Security Agreement between the Collateral Agent and Debtor and between the Collateral Agent and the subsidiaries of the Debtor identified on Schedule B hereto (each a "Subsidiary") (each a "Security Agreement"), regarding the grant of a security interest in assets owned by Debtor and Subsidiary (such assets are referred to herein and in the Security Agreement as the "Collateral") to the Collateral Agent, for the benefit of the Lenders, (ii) Subsidiary will be delivering a Guaranty Agreement (the "Guaranty") to the Collateral Agent with Subsidiary guaranteeing the obligations of Debtor under the Notes, Subscription Agreement, such Guaranty, this Agreement and all other agreements described in the foregoing agreements (collectively, "Borrower Documents"), and (iii) Debtor is issuing the Notes and in the future may issue additional Notes to the Lenders.

            (b) For purposes solely of perfection of the security interests granted to the Collateral Agent, as agent on behalf of the Lenders, and on its own behalf under the Borrower Documents, the Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Borrower Documents. No reference to the Borrower Documents or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

            (c) The Collateral Agent is to distribute in accordance with the Borrower Documents any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Obligations as defined in the Borrower Documents.

      2. Appointment of the Collateral Agent.

            The Lenders hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Borrower Documents), the exercise of voting rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Obligations, the making of any demand under the Borrower Documents, the exercise of any remedies given to the Collateral Agent pursuant to the Borrower Documents and the exercise of any authority pursuant to the appointment of the Collateral Agent as an attorney-in-fact pursuant to the Security Agreement that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Borrower Documents. Upon disposition of the Collateral in accordance with the Borrower Documents, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 10.4 of the Security Agreement. Lenders must notify Collateral Agent in writing of the issuance of Notes to Lenders by Debtor. The Collateral Agent will not be required to act hereunder in connection with Notes the issuance of which was not disclosed in writing to the Collateral Agent nor will the Collateral Agent be required to act on behalf of any assignee of Notes without the written consent of Collateral Agent.

      3. Action by the Majority in Interest.

            (a) Certain Actions. Each of the Lenders covenants and agrees that only a Majority in Interest shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Borrower Documents):

                  (i) Acceleration. If an Event of Default occurs, after the applicable cure period, if any, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral Agent to provide to Debtor and/or Subsidiary notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

                  (ii) Enforcement. Upon the occurrence of any Event of Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all the Lenders, their rights and remedies under the Borrower Documents against Debtor and Subsidiary, and such other rights and remedies as are provided by law or equity;

                  (iii) Waiver of Past Defaults. A Majority in Interest may instruct the Collateral Agent to waive any Event of Default by written notice to Debtor and Subsidiary, and the other Lenders; and

                  (iv) Amendment. A Majority in Interest may instruct the Collateral Agent to waive, amend, supplement or modify any term, condition or other provision in the Notes or Borrower Documents in accordance with the terms of the Notes or Borrower Documents so long as such waiver, amendment, supplement or modification is made with respect to all of the Notes and with the same force and effect with respect to each of the Lenders.

            (b) Permitted Subordination. A Majority in Interest may instruct the Collateral Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with Debtor and Subsidiary to evidence such subordination; provided, however, that subsequent to any such subordination, each Note shall remain pari passu with the other Notes held by the Lenders.

            (c) Further Actions. A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

            (d) Majority in Interest. For so long as any obligations remain outstanding on the Notes, Majority in Interest shall mean Lenders who hold not less than sixty-five percent (65%) of the outstanding principal amount of the Notes.

      4. Power of Attorney.

            (a) To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

            (b) All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

            (c) This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

      5. Expenses of the Collateral Agent. The Lenders shall pay any and all costs and expenses incurred by the Collateral Agent, all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, insurance expenses, and the enforcement, protection and adjudication of the parties' rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any, each of the foregoing in proportion to their holdings of the Notes.

      6. Reliance on Documents and Experts. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

      7. Duties of the Collateral Agent; Standard of Care.

            (a) The Collateral Agent's only duties are those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices. The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

            (b) The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

            (c) Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

      8. Resignation. The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within five (5) days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, and notify the Collateral Agent during such period of the identity of the successor collateral agent, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders. The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder. The Collateral Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

      9. Exculpation. The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person's own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

      10. Indemnification. The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct.

      11. Miscellaneous.

            (a) Rights and Remedies Not Waived. No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

            (b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws that would result in the application of the substantive laws of another jurisdiction.

            (c) Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.

                  (i) In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (A) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (B) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LENDER AGREES THAT THIS SECTION 11(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 11(c) WERE NOT PART OF THIS AGREEMENT.

                  (ii) Each Lender irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise. In any such litigation, each Lender waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such Lender at its address for notice determined in accordance with Section 11(e) hereof. Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

            (d) Admissibility of this Agreement. Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

            (e) Address for Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to such party's addresses set forth below (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein):

            In the case of the Collateral Agent, to her at:

            Barbara R. Mittman
            551 Fifth Avenue, Suite 1601
            New York, New York 10176
            Fax: (212) 697-3575

            In the case of the Lenders, to:

            To the address and telecopier number set forth on Schedule A hereto.

            In the case of Debtor and Subsidiaries, to:

                           VoIP, Inc.
                           12330 SW53 Street, Suite 712
                           Cooper City Florida 33330
                           Attn: Steven Ivester, President and CEO
                           Fax: (954) 434-2877

            With a copy by telecopier only to:

                           Ronald L. Brown, Esq.
                           Andrews Kurth  LLP
                           717 Main Street, Suite 3700
                           Dallas, Texas 75201
                           Fax: (214) 659-4819

            (f) Amendments and Modification; Additional Lender. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto. Any transferee of a Note who acquires a Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent and receiving a signed acknowledgement from the Collateral Agent.

            (g) Fee. Upon the occurrence of an Event of Default, the Lenders collectively shall pay the Collateral Agent the sum of $10,000 to apply against an hourly fee of $350 to be paid to the Collateral Agent by the Lenders for services rendered pursuant to this Agreement. All payments due to the Collateral Agent under this Agreement including reimbursements must be paid when billed. The Collateral Agent may refuse to act on behalf of or make a distribution to any Lender who is not current in payments to the Collateral Agent. Payments required pursuant to this Agreement shall be pari passu to the Lenders' interests in the Notes. The Collateral Agent is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent's possession.

            (h) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

            (i) Successors and Assigns. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

            (j) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

            (k) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

            (l) Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

            (m) Schedules. The Collateral Agent is authorized to annex hereto any schedules referred to herein.

THIS COLLATERAL AGENT AGREEMENT MAY BE SIGNED BY FACSIMILE SIGNATURE AND DELIVERED BY CONFIRMED FACSIMILE TRANSMISSION.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

                                    "LENDERS"
                                    ---------

--------------------------------------     -------------------------------------
BRISTOL INVESTMENT FUND, LTD.              ELLIS INTERNATIONAL LTD.


---------------------------------------    -------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT           WHALEHAVEN CAPITAL FUND LIMITED


---------------------------------------    -------------------------------------
PLATINUM LONG TERM GROWTH II INC.          CHESTNUT RIDGE PARTNERS LP

---------------------------------------
GRUSHKO & MITTMAN, P.C.
                                           -------------------------------------
                                           BARBARA R. MITTMAN - Collateral Agent


                                  ACKNOWLEDGED:
                                  -------------


VOIP, INC.                              VOICEONE COMMUNICATIONS, LLC
                                        a Delaware Limited Liability corporation

By:                                     By:
    ----------------------------------     -------------------------------------
Its:                                    Its:
    ----------------------------------      ------------------------------------


VOIPSOLUTIONS                           EGLOBALPHONE
a Florida corporation                   a Florida corporation

By:                                     By:
    ----------------------------------     -------------------------------------
Its:                                    Its:
    ----------------------------------      ------------------------------------


CAERUS, INC                             VOX CONSULTING GROUP, INC.
a Delaware corporation                  a Florida corporation

By:                                     By:
    ----------------------------------     -------------------------------------
Its:                                    Its:
    ----------------------------------      ------------------------------------


VCG TECHNOLOGIES                        VOLO COMMUNICATIONS, INC.
a Florida corporation                   a Delaware corporation

By:                                     By:
    ----------------------------------     -------------------------------------
Its:                                    Its:
    ----------------------------------      ------------------------------------


CAERUS BILLING, INC.                    CAERUS NETWORKS, INC.
a Delaware corporation                  a Delaware corporation

By:                                     By:
    ----------------------------------     -------------------------------------
Its:                                    Its:
    ----------------------------------      ------------------------------------

                    SCHEDULE A TO COLLATERAL AGENT AGREEMENT
                    ----------------------------------------


---------------------------------------------- -----------------------
LENDER                                         NOTE PRINCIPAL
---------------------------------------------- -----------------------

ALPHA CAPITAL AKTIENGESELLSCHAFT               $910,346.00
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
---------------------------------------------- -----------------------

BRISTOL INVESTMENT FUND, LTD.                  $910,346.00
Caledonian House, Jennett Street
George Town, Grand Cayman
Cayman Islands
Fax: (310) 696-0334
---------------------------------------------- -----------------------

WHALEHAVEN CAPITAL FUND LIMITED                $1,137,932.00
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08
Fax: (441) 292-1373
---------------------------------------------- -----------------------

ELLIS INTERNATIONAL LTD.                       $1,024,139.00
53rd Street Urbanizacion Obarrio
Swiss Tower, 16th Floor, Panama
Republic of Panama
Fax: (516) 887-8990
---------------------------------------------- -----------------------

PLATINUM LONG TERM GROWTH II INC.              $284,483.00
152 West 57th Street
New York, New York 10019
Attn: Mark Nordlicht
Fax: (212)
---------------------------------------------- -----------------------

CHESTNUT RIDGE PARTNERS LP                     $284,483.00
50 Tice Boulevard
Woodcliff Lake, NJ 07677
Attn: Kenneth Pasternak, Managing Member
Fax: (201) 802-9450
---------------------------------------------- -----------------------

GRUSHKO & MITTMAN, P.C.                        $34,138.00
551 Fifth Avenue, Suite 1601
New York, NY 10176
Fax: (212) 697-3575
---------------------------------------------- -----------------------

TOTAL                                          $4,585,867.00
---------------------------------------------- -----------------------

                    SCHEDULE B TO COLLATERAL AGENT AGREEMENT
                    ----------------------------------------

Subsidiaries
------------

Voipsolutions, a Florida corporation
eGlobalphone, a Florida corporation
Caerus, Inc., a Delaware corporation
Vox Consulting Group, Inc. d/b/a Voipamericas, a Florida corporation VCG Technologies d/b/a DTNet Technologies, Inc., a Florida corporation Volo Communications, Inc., a Delaware corporation
Caerus Billing, Inc., a Delaware corporation
Caerus Networks, Inc., a Delaware corporation
VoiceOne Communications, LLC, a Delaware Limited Liability corporation

                                    EXHIBIT E

                                 FORM OF OPINION


                                 January _, 2006


To:   The Subscribers Listed on the Attached Schedule A

       Re: Subscription Agreement by and among VoIP, Inc. and the Subscribers Listed on the Attached Schedule A

Ladies and Gentlemen:

      We have acted as counsel to VoIP, Inc., a Texas corporation (the "Company"), Caerus, Inc., a Delaware corporation, Volo Communications, Inc., a Delaware corporation, Caerus Billing, Inc., a Delaware corporation, Caerus Networks, Inc., a Delaware corporation, VoiceOne Communications, LLC ("VoiceOne"), a Delaware limited liability corporation, VoIP Acquisition Company, a Delaware corporation (collectively the "Delaware Subsidiaries"), VoIP Solutions, a Florida corporation, eGlobalphone, Inc., a Florida corporation, Vox Consulting Group, Inc., a Florida corporation, and VCG Technologies, a Florida corporation (collectively the "Florida Subsidiaries" and together with the Delaware Subsidiaries, the "Subsidiaries"), in connection with the offer and sale by the Company of up to $4,585,867 principal amount of Convertible Notes ("Note" or "Notes"), and issuance by the Company of warrants to purchase shares of the Company's $.001 par value Common Stock ("Warrants") to the subscribers identified on Schedule A hereto (the "Subscribers"), pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "Act"), as set forth in Regulation D promulgated thereunder. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the subscription agreement dated as of January 5, 2006 (the "Subscription Agreement"), by and among the Company and the Subscribers signatory thereto.

      As counsel to the Company and the Subsidiaries, we have reviewed the following agreements, documents and instruments, in each case together with all schedules and exhibits thereto, if any:

      (1) Subscription Agreement.

      (2) Form of Note.

      (3) Class A Common Stock Purchase Warrant dated as of January 5, 2006 to purchase shares of Common Stock.

      (4) Class B Common Stock Purchase Warrant dated as of January 5, 2006 to purchase shares of Common Stock.

The Subscribers on the Attached Schedule A
January 5, 2006
Page 2


      (5) Funds Escrow Agreement dated as of January 5, 2006, by and among the Company, Grushko & Mittman, PC, and the Subscribers signatory thereto.

      (6) Security Agreement dated as of January 5, 2006 (the "Security Agreement"), by and between the Company, and Barbara Mittman, as collateral agent (the "Collateral Agent").

      (7) Guaranty Agreement dated as of January 5, 2006 (the "Guaranty"), by and among the Collateral Agent and the Subsidiaries.

      (8) Collateral Agent Agreement dated as of January 5, 2006, by and among the Collateral Agent and the parties identified on Schedule A thereto.

      (9) A certificate of a senior officer of the Company and each of the Delaware Subsidiaries in the form attached hereto as Annex I (the "Opinion Support Certificates").

      Items (1),  (2),  (3),  (4),  (5),  (6),  (7) and (8) above are  sometimes hereinafter referred to as the "Transaction Documents."

      In addition, in connection with the matters described above, we have examined originals or copies, certified or otherwise authenticated to our satisfaction, of such records, agreements or other instruments of the Company and the Subsidiaries, certificates of public officials and of officers of the Company and the Subsidiaries, and other instruments and documents as we have deemed necessary to require as a basis for the opinions hereinafter expressed.

      Based upon the foregoing, and the consideration of such other matters as we have deemed appropriate, and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

      (i) The Company is incorporated, validly existing and in good standing under the laws of the State of Texas. The Delaware Subsidiaries are incorporated (or in the case of VoiceOne, formed), validly existing and in good standing under the laws of the State of Delaware.

      (ii) The Company and the Delaware Subsidiaries have the requisite corporate power (or in the case of VoiceOne, limited liability company) and authority to execute, deliver and perform their respective obligations under the Transaction Documents. The Transaction Documents, the issuance of the Notes and Warrants, and the reservation and issuance of Common Stock issuable upon conversion of the Notes (the "Common Shares") and exercise of the Warrants (the "Warrant Shares"), have been duly approved by the Board of Directors of the Company, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. When so issued, the Notes, the Warrants, the Common Shares and the Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of any preemptive or similar rights contained in any material agreement listed as an exhibit to the Company's filings with the Securities and Exchange Commission.

The Subscribers on the Attached Schedule A
January 5, 2006
Page 3


      (iii) The execution, delivery and performance of the Transaction Documents by the Company and the Delaware Subsidiaries and the consummation of the transactions contemplated thereby did not and will not (a) result in a violation or breach of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of the Company or the Delaware Subsidiaries (or in the case of VoiceOne, its limited liability company operating agreement) or (b) result in a material default (or an event that with notice or lapse of time or both would become a default) under, require a consent under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement to which the Company or the Delaware Subsidiaries is a party and listed as an exhibit to the Company's filings with the Securities and Exchange Commission.

      (iv) The Transaction Documents constitute the valid and legally binding obligations of the Company and the Subsidiaries under the laws of the State of New York and are enforceable against the Company and the Subsidiaries in accordance with their respective terms under the laws of the State of New York.

      (v) Assuming compliance with the Subscription Agreement and upon receipt of consideration therefore as described in the Subscription Agreement, the Notes, the Warrants, the Common Shares issuable upon the conversion of the Notes and the Warrant Shares issuable upon the exercise of the Warrants, have not been registered under the Act and are or will be issued pursuant to a valid exemption from registration.

      (vi) The Security Agreement is effective to create in favor of the Collateral Agent a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the "New York UCC") in all of the right, title and interest of the Company in and to that portion of the collateral (as defined in the New York UCC) described in the Security Agreement as "Collateral" in which a security interest can be created pursuant to Article 9 of the New York UCC (the "Article 9 Collateral").

      (vii) By virtue of the filing of a duly completed financing statement naming the Company as debtor and the Collateral Agent as secured party in the office of the Secretary of State of the State of Texas, the Collateral Agent will have a perfected security interest in all of the Company's right, title and interest in and to such portion of the Article 9 Collateral described in such financing statement that may be perfected by filing a financing statement pursuant to Chapter 9 of the Uniform Commercial Code as in effect in the State of Texas (the "Texas UCC") (the "Filing Collateral").

      The opinions expressed above are subject to the following assumptions and qualifications:

The Subscribers on the Attached Schedule A
January 5, 2006
Page 4


      (a) General Laws. The opinions set forth in paragraph (iv) above as to the enforceability of the Transaction Documents may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or transfer or other similar laws relating to or affecting the rights of creditors generally, (ii) by general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the award of injunctive relief or other equitable remedies being in the discretion of the court to which application for such relief is made (in which regard we express no opinion as to Section 13(f) of the Subscription Agreement and like provisions set forth in the Transaction Documents)), regardless whether enforceability of such Transaction Documents is considered in a proceeding in equity or at law, and (iii) by applicable securities and other laws with respect to rights to indemnification, exculpation and contribution. We wish to point out that the obligations of the Company and the Subsidiaries, and the rights and remedies of the parties other than the Company and the Subsidiaries under, the Transaction Documents may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Transaction Documents; provided, that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to such parties inadequate for the practical realization of the substantive benefits purported to be provided to such parties by the Transaction Documents (but subject to the other comments and qualifications set forth in this opinion letter). We also note that certain of the guaranty and surety waivers set forth in the Transaction Documents, and provisions therein purporting to maintain in full force and effect obligations notwithstanding the occurrence or non-occurrence of any other event or circumstance, may be unenforceable in whole or in part.

      (b) Matters of Fact; Reliance. As to all matters of fact relevant to our conclusions and not independently investigated, we have relied solely upon (i) the representations and warranties of the Company set forth in the Subscription Agreement, (ii) certificates or statements of officers of the Company and the Subsidiaries set forth in the Opinion Support Certificates, (iii) certificates or statements of officers of all parties (other than the Company and the Subsidiaries) to the Transaction Documents, and (iv) the certificates of public officials and public records. With respect to certain of our opinions above, we have relied on the Opinion Support Certificate. Except as expressly set forth herein, we have made no independent investigation as to the accuracy, completeness or fairness of any representation, warranty, data or other information written or oral, made or furnished in or in connection with the Transaction Documents. We have made no independent examination of the laws of the State of Florida.

      (c) General Assumptions. We have assumed that (i) each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each document are genuine, (ii) each certificate from governmental officials reviewed by us is accurate, complete and authentic as of the date of this opinion and all official public records are accurate and complete, (iii) except as expressly set forth in this opinion, no Transaction Document has been amended, modified, terminated or supplemented in any respect and remains in full force and effect, and (iv) the value of consideration received by the Company pursuant to the Transaction Documents will not be less than the par value of the shares of Common Stock ultimately issued by the Company.

The Subscribers on the Attached Schedule A
January 5, 2006
Page 5


      (d) Binding Effect on Other Parties. We have assumed that (other than the Company and the Subsidiaries to the extent we express our opinion above) (i) each of the Transaction Documents constitutes the legal, valid and binding obligation of each party thereto, and that each such party thereto has all necessary power and authority to enter into and perform its respective obligations under the Transaction Documents and we have also assumed the due authorization by all requisite action (corporate, partnership, limited liability company or other), and the due execution and delivery, by or on behalf of such parties of such documents, (ii) the execution and delivery of the Transaction Documents, and the performance of the obligations of the parties thereto under the Transaction Documents, do not and will not conflict with, contravene, violate or constitute a default under (a) the charter or bylaws or other organizational documents of any such party, (b) any lease, indenture, instrument or other agreement to which any party to the Transaction Documents or its property is subject, (c) any law, rule or regulation, in each case, to which any party (other than the Company and the Subsidiaries to the extent we express our opinion above) to the Transaction Documents is subject or any obligations thereunder are to be performed or (d) any judicial or administrative order or decree of any executive, legislative, judicial, administrative or regulatory body of the State of Texas, the State of New York or the United States of America to which any party to the Transaction Documents is subject (other than the Company and the Subsidiaries to the extent we express our opinion above), and (iii) except as and to the extent we express our opinions above, no authorization, consent or other approval of, notice to or registration, recording or filing with any court, governmental authority or regulatory body is required to authorize or is required in connection with the execution or delivery of the Transaction Documents or the performance of any obligations thereunder or the consummation of any transactions contemplated thereby. In addition, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified copies, conformed copies or photocopies and the authenticity of the originals of such latter documents.

      (e) Choice of Law Matters. Our opinion in paragraph (iv) above with respect to the enforceability of the New York choice of law provisions set forth in the Transaction Documents is rendered solely in reliance upon New York General Obligations Law ss.ss.5-1401 and 5-1402, and ss.327(b) of the New York Civil Practice Law and Rules ("CPLR"), and is expressly conditioned upon the assumption that the legality, validity, binding effect and enforceability of said provisions will be determined by a court of the State of New York or (in the case of said choice of law provisions) a United States Federal court sitting in New York and applying New York choice of law rules, including said ss.5-1401. We express no opinion as to any such provision if such legality, validity, binding effect or enforceability is determined by any other court, and we call your attention to the decision of the United States District Court for the Southern District of New York in Lehman Brothers Commercial Corp. v. Minmetals Int'l Non-Ferrous Metals Trading Co., 179 F. Supp. 2d 118 (S.D.N.Y. 2000), which, among other things, contains dictum relating to possible constitutional limitations upon said ss.5-1401 in both domestic and international transactions. We advise you that said ss.5-1402 by its terms applies only to actions or proceedings arising out of or relating to a contract for which a choice of New York law has been made in whole or in part pursuant to said ss.5-1401, and that said CPLR ss.327(b) by its terms applies only to contracts, agreements and undertakings to which said ss.5-1402 applies. We express no opinion as to any such constitutional limitations upon said ss.5-1401 or their effect, if any, upon any opinion herein expressed.

The Subscribers on the Attached Schedule A
January 5, 2006
Page 6


      (f) Arbitration Matters. With respect to our opinion in paragraph (iv) above, we note that under applicable law, for various reasons, including the public policy of the applicable jurisdiction, certain claims may not be found to be legally arbitrable. Accordingly, for purposes of this opinion, we have assumed (a) that any claim sought to be arbitrated does not involve a matter of public policy or illegality that would preclude the arbitrability of such claim, and (b) that, to the extent an action to compel arbitration is brought in a court other than a court of the State of New York or a federal court of the United States, the public policy of the applicable jurisdiction is to favor compelling the parties to arbitrate. We further wish to note that we have based our opinion upon an assessment of legal authorities which would be applicable to judicial proceedings, and we call to your attention the existence of differences between arbitral and judicial processes and there can be no assurance that arbitrators will correctly apply New York law in resolving any dispute.

      (g) Compliance with Regulations. We express no opinion as to the compliance of the Transaction Documents or the transactions contemplated thereby with any regulations or governmental requirements applicable to the parties thereto (other than the Company and the Subsidiaries to the extent we express our opinion above).

      (h) Security Interests. With respect to the opinions set forth in paragraphs (vi) and (vii), we note that: (i) we have assumed that the Company has rights in the Article 9 Collateral purported to be pledged by it pursuant to the Security Agreement to which it is a party and that value has been given requisite for attachment of the security interests referred to therein; (ii) the security interests granted by the Security Agreement in proceeds of the Article 9 Collateral is subject to Section 9-315 of the New York UCC; (iii) any such security interest in any portion of the Article 9 Collateral in which the Company acquires rights after the commencement of a case under the United States Bankruptcy Code (11 U.S.C. ss.101, et. Seq.) (the "Bankruptcy Code") may be limited by Section 552 of the Bankruptcy Code; and (iv) we express no opinion as to the nature or extent of the Company's rights in, or title to, the Article 9 Collateral purported to be pledged by it. Furthermore, with respect to our opinions in said paragraphs (vi) and (vii), we express no opinion as to the creation, perfection or priority of any security interest in (or other lien on)
Article 9 Collateral consisting of fixtures, consumer goods, timber to be cut, minerals or the like (including oil and gas), accounts arising from the sale of minerals or the like (including oil and gas), equipment used in farming operations, farm products, accounts or general intangibles arising from or relating to the sale of farm products by a farmer or consumer goods, in Article 9 Collateral covered by a certificate of title, or in Article 9 Collateral consisting of commercial tort claims (as defined in the New York UCC). We have assumed that a duly completed financing statement will be filed in the filing office with respect to the Company no later than 10 days after the effectiveness of the Security Agreement. We also wish to point out that the acquisition by the Company after the date of the Security Agreement of any interest in any property that becomes subject to the lien of the Security Agreement may constitute a voidable preference under Section 547 of the Bankruptcy Code.

The Subscribers on the Attached Schedule A
January 5, 2006
Page 7


      (i) Future Attachment of Security Interest. With respect to the opinions set forth in paragraph (vi) above, we call to your attention that to the extent any portion of the Article 9 Collateral is not in existence on the date hereof or is transferred to the Company subsequent to the date hereof, the security interest of the Collateral Agent will not attach until the Company's rights in the Article 9 Collateral are sufficient for a security interest to attach.

      (j) Maintaining Perfection. We express no opinion as to any actions, steps or filing requirements after the date of this opinion required to maintain perfection of the security interest of the Collateral Agent in the Filing Collateral.

      (k) No Priority Opinion. We express no opinion with respect to the priority of the security interest of the Collateral Agent or any other Person in the Filing Collateral, any other Property or proceeds thereof.

      (l) Exclusions from Opinion. In rendering the opinions expressed with respect to the enforceability of the Transaction Documents, we express no opinion as to the enforceability of provisions (i) relating to liquidated damages or the payment of penalties, (ii) purporting to prohibit oral amendments to or waivers of provisions of such documents or limiting the effect of a course of dealing between the parties thereto, (iii) purporting to indemnify or exculpate a party from its own negligence, gross negligence or misconduct, (iv) purporting to exclude mandatory choice of law principles, (v) relating to severability or separability, (vi) purporting to set forth obligations of any party by reference to and/or incorporation of any provision of any other agreement or instrument, or any rule, regulation or guideline, or that consist of or employ provisions (whether operative or definitional) contained in any such other agreement or instrument, or rule, regulation or guideline, (vii) setting forth an agreement to agree, (viii) purporting to provide for equitable adjustments or modify rules of construction, (ix) relating to the waiver of inconvenient forum, or (x) relating powers of attorney or the appointment of attorneys in fact.

      (m) Federal Courts. We express no opinion as to any provision of the Transaction Documents which purports to confer subject matter jurisdiction in respect of bringing suit, enforcement of judgments or otherwise on any Federal court, to the extent such court does not have such jurisdiction, or (ii) Section 11 of the Security Agreement.

      (n) Applicable Law. Our opinions above are limited in all respects to the laws of the State of Texas, the State of New York, the laws of the United States of America, the General Corporation Law of the State of Delaware and the Limited Liability Company Act of the State of Delaware (without regard to the decisional law of Delaware) which are in our experience normally applicable to transactions of the type contemplated by the Transaction Documents, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided that the foregoing does not include any municipal or other local law, rule or regulation, or any other law, rule or regulation relating to (i) labor, employee rights or benefits, (ii) utilities; (iii) antitrust or competition; (iv) taxes; (v) securities (except to the extent we expressly opine in paragraph (v) above) or blue sky matters; or
(vi) any party by virtue of the particular nature of the business conducted by it or any goods or services produced by it or property owned or leased by it. Except as provided in the preceding sentence, we assume no responsibility as to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction.

The Subscribers on the Attached Schedule A
January 5, 2006
Page 8


      We are furnishing this opinion letter to you solely for your benefit, and this opinion letter shall not be relied upon by any other person and, without our prior consent, this opinion may not be furnished to any other person or entity, and may not be quoted in whole or in part or otherwise referred to in any legal opinion, document or other report. This opinion letter is delivered as of the date hereof and we disclaim any responsibility to update this opinion letter at any time following the date hereof.

                                        Sincerely yours,

                                     ANNEX I
                                     -------

                           (begins on following page)

                                   SCHEDULE A
                                   ----------

Alpha Capital
Aktiengesellschaft
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein

Bristol Investment Fund, Ltd.
Caledonian House, Jennett Street
George Town, Grand Cayman
Cayman Islands

Ellis International Ltd.
53rd Street Urbanizacion
Obarrio
Swiss Tower, 16th Floor
Panama, Republic of Panama

Whalehaven Capital Fund Ltd.
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08

Platinum Long Term Growth II, Inc.
152 West 57th Street
New York, New York 10019

Chestnut Ridge Partners LP
50 Tice Boulevard
Woodcliff Lake, New Jersey 07677

Grushko & Mittman
551 5th Avenue, Suite 1601
New York, New York 10176

                                    EXHIBIT G

                          LIMITED STANDSTILL AGREEMENT

      This AGREEMENT (the "Agreement") is made as of the ___ day of January, 2006, by the signatories hereto (each a "Holder"), in connection with his ownership of shares of VoIP, Inc., a Texas corporation (the "Company").

      NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

      1. Background.

            a. Holder is the beneficial owner of the amount of shares of the Common Stock, $0.01 par value, of the Company ("Common Stock") and rights to purchase Common Stock designated on the signature page hereto.

            b. Holder acknowledges that the Company has entered into or will enter into an agreement with each subscriber ("Subscription Agreement") to the Company's secured convertible promissory notes and warrants (the "Subscribers"), for the sale to the Subscribers of an aggregate of up to $6,827,586 of principal amount of secured convertible promissory notes and warrants (the "Offering"). Holder understands that, as a condition to proceeding with the Offering, the Subscribers have required, and the Company has agreed to assist the Subscribers in obtaining, an agreement from the Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until the Registration Statement described in Section 11.1(iv) of the Subscription Agreement has been effective for 180 days (the "Restriction Period").

      2. Share Restriction.

            a. Holder hereby agrees that during the Restriction Period, the Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof or acquires hereafter during the Restriction Period, other than in connection with an offer made to all shareholders of the Company or any merger, consolidation or similar transaction involving the Company. Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.

            b. Any subsequent issuance to and/or acquisition of shares or the right to acquire shares by Holder will be subject to the provisions of this Agreement.

            c. Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

      3. Miscellaneous.

            a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

            b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply. Any proceeding brought to enforce this Agreement may be brought exclusively in courts sitting in New York County, New York.

            c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

            d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

            e. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

            f. The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

                                        HOLDER:

                                        ----------------------------------------
                                          (Signature of Holder)

                                        ----------------------------------------
                                          (Print Name of Holder)

                                        ----------------------------------------
                                        Number of Shares of Common Stock
                                        Beneficially Owned

                                        COMPANY:

                                        VOIP, INC.

                                        By:
                                           -------------------------------------